EXHIBIT 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements listed below of our reports dated February 26, 2026, with respect to the consolidated financial statements of Pfizer Inc. and Subsidiary Companies and the effectiveness of internal control over financial reporting.

-Form S-8 dated October 27, 1983 (File No. 2-87473),
-Form S-8 dated March 22, 1990 (File No. 33-34139),
-Form S-8 dated January 24, 1991 (File No. 33-38708),
-Form S-8 dated November 18, 1991 (File No. 33-44053),
-Form S-8 dated May 27, 1993 (File No. 33-49631),
-Form S-8 dated May 19, 1994 (File No. 33-53713),
-Form S-8 dated October 5, 1994 (File No. 33-55771),
-Form S-8 dated December 20, 1994 (File No. 33-56979),
-Form S-8 dated March 29, 1996 (File No. 333-02061),
-Form S-8 dated September 25, 1997 (File No. 333-36371),
-Form S-8 dated June 19, 2000 (File No. 333-39606),
-Form S-8 dated April 27, 2001 (File No. 333-59660),
-Form S-8 dated April 16, 2003 (File No. 333-104582),
-Form S-8 dated November 18, 2003 (File No. 333-110571),
-Form S-8 dated December 18, 2003 (File No. 333-111333),
-Form S-8 dated April 26, 2004 (File No. 333-114852),
-Form S-8 dated March 1, 2007 (File No. 333-140987),
-Form S-4 dated March 27, 2009 (File No. 333-158237),
-Form S-8 dated October 16, 2009 (File No. 333-162519),
-Form S-8 dated October 16, 2009 (File No. 333-162520),
-Form S-8 dated October 16, 2009 (File No. 333-162521),
-Form S-8 dated March 1, 2010 (File No. 333-165121),
-Form S-8 dated March 2, 2015 (File No. 333-202437),
-Form S-4 dated September 3, 2015 (File No. 333-206758),
-Form S-8 dated August 8, 2019 (File No. 333-233166),
-Form S-8 dated August 8, 2019 (File No. 333-202437),
-Form S-3 ASR dated February 26, 2021 (File No. 333-253605),
-Form S-8 dated February 24, 2023 (File No. 333-270024),
-Form S-3ASR dated February 23, 2024 (File No. 333-277323),
-Form S-8 dated February 23, 2024 (File No. 333-277321), and
-Form S-8 dated May 9, 2024 (File No. 333-279242)

/s/ KPMG LLP
New York, New York February 26, 2026